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                                                                     EXHIBIT 1.1


                                1,468,026 Shares

                          POWERHOUSE TECHNOLOGIES, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT



                                                                February 9, 1998



GERARD KLAUER MATTISON & CO., INC.
LADENBURG THALMANN & CO. INC.
  As Representatives of the
  several Underwriters
c/o Gerard Klauer Mattison & Co., Inc.
  529 Fifth Avenue
  New York, New York 10017


Ladies and Gentlemen:

       The persons named in Schedule I (the "SELLING STOCKHOLDERS") acting severally and not jointly and William Spier, as authorized representative of the Selling Stockholders, individually and on behalf of the Selling Stockholders ("Spier") propose to sell an aggregate of 1,468,026 shares (the "FIRM SHARES") of the Common Stock, $0.01 par value per share (the "COMMON STOCK"), of Powerhouse Technologies, Inc., a Delaware corporation (the "COMPANY"), to you and to the other underwriters named in Schedule II (collectively, the "UNDERWRITERS"), for whom Gerard Klauer Mattison & Co., Inc., a New York corporation ("GKM") and Ladenburg Thalmann & Co. Inc. are acting as representatives (the "REPRESENTATIVES"). The Company has also agreed to grant to you and the other Underwriters an option (the "OPTION") to purchase up to an additional 220,204 shares of Common Stock, respectively (the "OPTION SHARES") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and Option Shares are hereinafter collectively referred to as the "SHARES."

       The initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company, the Selling Stockholders and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "PRICE DETERMINATION AGREEMENT"). The Price Determination Agreement


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may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Stockholders and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares shall be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include, the Price Determination Agreement.

       Spier, as authorized representative of the Selling Stockholders, individually and on behalf of the other Selling Stockholders, has executed and delivered a Custody Agreement in the form attached as Exhibit B (collectively, the "CUSTODY AGREEMENT") pursuant to which such Selling Stockholders have placed their Firm Shares in custody and appointed the persons designated therein as attorneys-in-fact (collectively, the "ATTORNEYS") with authority to execute and deliver this Agreement on behalf of such Selling Stockholders and to take certain other actions with respect thereto and hereto.

       The Company and the Selling Stockholders, acting severally and not jointly, and Spier, as authorized representative of the Selling Stockholders, individually and on behalf of the other Selling Stockholders confirm as follows their respective agreements with the Representatives and the several other Underwriters.

       1. Agreement to Sell and Purchase.

              (a) On the basis of the respective representations, warranties and agreements of the Company, the Selling Stockholders and Spier herein contained and subject to all the terms and conditions of this Agreement, (i) the Selling Stockholders agree to sell to the several Underwriters, and (ii) each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Stockholders, at the purchase price per share for the Firm Shares to be agreed upon by the Company, the Selling Stockholders and the Representatives, in accordance with Section 1(c) hereof and set forth in the Price Determination Agreement, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 9 hereof.
Schedule II may be attached to the Price Determination Agreement.

              (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 220,204 Option Shares from the Company, respectively, at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 45th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 45th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "OPTION SHARES NOTICE") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the

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"OPTION CLOSING DATE") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company shall issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter shall purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

              (c) The initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement being executed concurrently herewith.

       2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by wire transfer payable in New York Clearing House to the Custodian for disbursement in accordance with the instructions of the Attorney to such account or accounts as the Attorney, on behalf of the Selling Stockholders, shall designate no later than two business days prior to the Closing Date. Such payment shall be made at 10:00 a.m., New York City time, on the third business day (the fourth business day, should the offering be priced after 4:30 p.m., EST) after the date on which the first bona fide offering of the Shares to the public is made by the Underwriters or at such time on such other date, not later than seven business days after such date, as may be agreed upon by the Selling Stockholders and the Representatives (such date is hereinafter referred to as the "CLOSING DATE").

       To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) shall take place at the offices specified in the preceding paragraph, at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

       Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

       3. Representations and Warranties of the Company. The Company represents and warrants to, and covenants with, each Underwriter that, except as set forth in the Registration Statement:

              (a) The Company meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-41417) on Form S-3 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been


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required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "ACT"), and the rules and regulations (collectively referred to as the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("RULE 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. The term "REGISTRATION STATEMENT" means the registration statement as amended at the time it becomes or became effective (the "EFFECTIVE DATE"), including financial statements and all exhibits and any information deemed to be included by Rule 430A or Rule 434 of the Rules and Regulations. If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) of the Rules and Regulations for such registration statement to become effective upon filing with the Commission (the "RULE 462 REGISTRATION STATEMENT"), then any reference to the "Registration Statement" shall be deemed to include the Rule 462 Registration Statement, as amended from time to time. The term "PROSPECTUS" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

              (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "EXCHANGE ACT RULES AND REGULATIONS") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances under which they were made. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing


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Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which they were made. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the preliminary prospectus, the Registration Statement or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act. The Commission has not issued any order preventing or suspending the use of the preliminary prospectus or instituted proceedings for that purpose.

              (c) The documents which are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

              (d) The only subsidiaries (as defined in the Rules and Regulations) of the Company are the subsidiaries listed on Exhibit C hereto (the "SUBSIDIARIES"). The Company and each of its Subsidiaries is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business in and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary. All of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, and are fully paid and non-assessable and, except as set forth on Exhibit C, are owned by the Company free and clear of all liens, encumbrances and claims whatsoever. Except for the stock of the Subsidiaries and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and each of its Subsidiaries and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

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              (e) The outstanding shares of Common Stock, including the Firm
Shares, have been, and the Option Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive, first refusal, or similar right. The description of the Common Stock included in or incorporated by reference in the Registration Statement and the Prospectus is now, and at the Closing Date will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any Subsidiary or any such warrants, convertible securities or obligations. Upon the issuance and delivery pursuant to the terms of this Agreement, the Underwriters will acquire good and marketable title to the Option Shares, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

              (f) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act, the Exchange Act Rules and Regulations or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG Peat Marwick LLP (the "ACCOUNTANTS") who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

              (g) The Company maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, arising for any reason whatsoever, (ii) neither the Company nor any of its Subsidiaries has incurred, nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into, nor will it enter into any material transactions other than pursuant to this


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Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

              (i) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

              (j) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any of its Subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or any of its Subsidiaries or its business, properties, business prospects, condition (financial or otherwise) or results of operations. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would adversely affect the condition (financial or otherwise), earnings, business, position, prospects, value, operation, properties or results of operations of the Company and any of its Subsidiaries taken as a whole. There are no pending investigations known to the Company involving the Company or any of its Subsidiaries by any governmental agency having jurisdiction over the Company or its Subsidiaries or their respective businesses or operations, other than those that are normal and routine in connection with the Company's or its subsidiaries' business (none of which would have a material adverse effect on the business, business prospects, earnings, condition (financial or otherwise), operations or results of operations of the Company or its Subsidiaries taken as a whole). The disclosures in the Registration Statement concerning the effects of federal, state, local and foreign laws, rules and regulations on each of the Company's and any of its Subsidiaries' businesses as currently conducted and as proposed to be conducted are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.

              (k) Each of the Company and its Subsidiaries has, and at the Closing Date will have, (i) all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all respects with all material laws, regulations and orders applicable to it or its business and
(iii) performed all obligations required to be performed by it, and is not, and at the Closing Date will not be, in default under any material indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "CONTRACT OR OTHER AGREEMENT") to which it is a party or by which its property is bound or affected. To the best knowledge of the Company and each of its Subsidiaries, no other party under any material Contract or Other Agreement to which it is a party is in default in any respect thereunder. Each of the Company and its Subsidiaries is not now, and at the Closing Date will not be, in violation of any provision of its certificate of incorporation or by-laws.

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              (l) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Securities by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby or thereby, except as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

              (m) The Company has and will have full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof, except as rights to indemnification and contribution hereunder may be limited by applicable law and public policy and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by general equitable principles. The performance of this Agreement and the consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (x) the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, or (y) any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries, except for violations, defaults, breaches or accelerations which would not result in a material adverse effect in the financial condition of the Company and its Subsidiaries.

              (n) Each of the Company and its Subsidiaries has good and marketable title to all properties and assets described in the Prospectus to be owned respectively by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or its Subsidiaries. Each of the Company and its Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus to be leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiaries.

              (o) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the

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

Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof.

              (p) To the best knowledge of the Company, no statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

              (q) To the best of the Company's knowledge, neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation, under the Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (r) No holder of securities of the Company has rights to register any securities of the Company because of the filing of the Registration Statement.

              (s) The Shares are duly authorized for listing, subject to official notice of issuance, on the Nasdaq National Market System.

              (t) Neither the Company nor any of its Subsidiaries is involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened.

              (u) The Company and its Subsidiaries own, or are licensed or otherwise have the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. Neither the Company nor any of its Subsidiaries has received any notice of any claims asserted by any person with respect to the use of any such trademarks or trade names, or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its Subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person. Except as set forth in the Prospectus, the Company and its Subsidiaries are not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any trademark, service mark or trade name with respect to the use thereof or in connection with the conduct of their respective businesses or otherwise, except that certain royalties, not in excess of $250,000 annually, are paid in connection with the manufacture of certain gaming units.

              (v) Neither the Company, its Subsidiaries nor, to the best of the Company's knowledge, any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company or any of its Subsidiaries have, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or


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

foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company or any of its Subsidiaries (or assist the Company or any of its Subsidiaries in connection with any actual or proposed transaction) which (i) might subject the Company or any of its Subsidiaries or any other such individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company or any of its Subsidiaries or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company or any of its Subsidiaries.

              (w) Each of the Company and its Subsidiaries (i) has paid all federal, state, local and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "CODE"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for all of such taxes which are not immediately due and payable and (iii) does not have any tax deficiency or claims outstanding, assessed or, to the Company's knowledge, threatened against it.

              (x) Each of the Company and its Subsidiaries maintains insurance policies and surety bonds, including, but not limited to, general liability and property insurance, which insure the Company, its Subsidiaries and their respective employees against losses and risks reasonably insured against by comparable businesses. Neither the Company nor any of its Subsidiaries (i) has failed to give notice or present any insurance claim with respect to any matter, including, but not limited to, the Company's or any of its Subsidiaries' business, property or employees, under any insurance policy or surety bond in a due and timely manner, (ii) has any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder or (iii) has failed to comply with all material terms and conditions contained in such insurance policies and surety bonds. There are no facts or circumstances which would relieve any insurer of its obligation under any such insurance policy or surety bond to satisfy in full any valid claim of the Company or any of its Subsidiaries.

              (y) Except as described in the Prospectus, neither the Company nor any of its Subsidiaries maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan" or a "multiemployer plan" (collectively, "ERISA PLANS") as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Neither the Company nor any of its Subsidiaries has maintained or contributed to a defined benefit plan as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company or any of its Subsidiaries to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which are intended to comply with Code Section 401(a) stating that such ERISA Plan and the attendant trust are qualified thereunder. Neither the Company nor any of its Subsidiaries has ever completely or partially withdrawn from such a "multiemployer plan." Neither the

Company nor any of its Subsidiaries will be subject to any material liability under ERISA or any ERISA Plans.

              (z) Each of the Company and its Subsidiaries owns and has the unrestricted right to use all trade secrets, know-how, technology (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively, the "INTELLECTUAL PROPERTY") that are or could reasonably be expected to be material to its business as currently conducted or, to the best of the Company's knowledge, proposed to be conducted or to the development, manufacture, operation and sale of any products and services sold or, to the best of the Company's knowledge, proposed to be sold by any of the Company or any of its Subsidiaries, each free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, defect, restriction, equity or lien of any kind whatsoever of others, including without limitation, former employers of its employees. Neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patent, patent application, copyright or Intellectual Property which singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, might have a material adverse effect on the general affairs, business, business prospects, earnings, position, value, properties, management, condition (financial or otherwise), operations or results of operations of the Company and its Subsidiaries taken as a whole. Except as set forth in the Prospectus or in Section 3(u) hereof, the Company and its Subsidiaries are not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, patent application, copyright or Intellectual Property, with respect to the use thereof or in connection with the conduct of their respective businesses or otherwise.

              (aa) Each of the Company and its Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality and value of all their Intellectual Property in all material aspects.

       4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder acting severally and not jointly, and Spier, to the best of his knowledge, individually and on behalf of the other Selling Stockholders, represents and warrants to, and covenants with, each Underwriter that:

              (a) Such Selling Stockholder has full power and authority to enter into this Agreement and the Custody Agreement. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Custody Agreement and this Agreement has been duly authorized (to the extent such Selling Stockholder is not a natural person), executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as rights to indemnification and contribution hereunder may be limited by applicable law and public policy and except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

              (b) Such Selling Stockholder now has, and at the time of delivery thereof hereunder will have, (i) good and valid title to the Firm Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Agreement and the Custody Agreement), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Firm Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of and payment for such Firm Shares hereunder, assuming each Underwriter has no notice of any adverse claim as such term is used in the Uniform Commercial Code such Selling Stockholder will deliver good and valid title thereto, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or restrictions of any kind whatsoever.

              (c) On the Closing Date all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Firm Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by the Selling Stockholder, and all laws imposing such taxes will have been fully complied with.

              (d) The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling Stockholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, as to such Selling Stockholder, any contract or other agreement to which such Selling Stockholder is a party or by which such Selling Stockholder or any of his property is bound or affected, or any ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except for violations, defaults, breaches or accelerations which would not result in a material adverse effect in the financial condition of the Selling Stockholder.

              (e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions on his part contemplated herein and in the Custody Agreement, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Firm Shares to be sold by such Selling Stockholder.

              (f) The information under the caption "Selling Stockholder" in the Prospectus is complete and accurate in all material respects.

              (g) Other than as permitted by the Act and the Rules and Regulations, such Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Stockholder has not taken, directly or indirectly, any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which has caused or resulted in, stabilization or manipulation, under the Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (h) Certificates in negotiable form for the Firm Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Firm Shares under this Agreement, under the Custody Agreement which appoints the Company's Registrar and Transfer Agent as custodian (the "CUSTODIAN") for such Selling Stockholder. Such Selling Stockholder agrees that the Firm Shares represented by the certificates held in custody for him under the Custody Agreement are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Underwriters and the Company, that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian by such Selling Stockholder are irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability or incapacity of such Selling Stockholder or the occurrence of any other event. If the Selling Stockholder should die, become disabled or incapacitated or if any other such event should occur before the delivery of the Firm Shares hereunder, certificates for the Firm Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement, and actions taken by the Custodian pursuant to the Agreement and the Custody Agreement shall be as valid, as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

       4A. Representations and Warranties of Spier. Spier, acting individually, represents and warrants to the Underwriter that:

       (a) The information under the caption "Selling Stockholders" in the Prospectus is complete and accurate in all material respects.

       (b) He has reviewed the Registration Statement and the Prospectus and is not aware of any fact which causes him to believe that the Registration Statement, or any amendment thereto, as of the Effective Date and the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading or that any Prospectus or any amendment or supplement thereto, including any documents incorporated by reference into the Prospectus, at the time such Prospectus was issued, at the time any such amended or supplemented Prospectus was issued and at the Effective Date and at the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements made, in light of the circumstances under which they were made not misleading (it being understood that Mr. Spier is not a member of the Executive Committee of the Company or a member of the management of the Company and that the Company has not held meetings of the Board of Directors or any committee of the Board of Directors of which Mr. Spier is a member or otherwise provided Mr. Spier with any non-public information relating to the Company since December 3,
1997).

       5. Agreements of the Company and the Selling Stockholder. The Company and the Selling Stockholders ,severally and not jointly, and William Spier as authorized representative of the Selling Stockholders, individually and on behalf of the Selling Stockholders (in the case of the Selling Stockholders and Spier, as to Sections 5(j), (k), (n) and (o) only ) agree with the several Underwriters as follows:

              (a) The Company shall not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

              (b) The Company shall use its best efforts to cause the Registration Statement to become effective, and shall notify the Representatives and the Selling Stockholders promptly, and shall confirm such advice in writing,
(i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the commencement by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, including, without limitation, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of
Section 5(e) hereof that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company shall make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Company shall use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Representatives promptly of all such filings.

              (c) The Company shall furnish to the Representatives, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and shall furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

              (d) The Company shall comply with all the provisions of any undertakings contained in the Registration Statement.

              (e) On the Effective Date, and thereafter from time to time, the Company shall deliver to each of the Underwriters and the Selling Stockholders, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives or the Selling Stockholders may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters or the Selling Stockholders should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company shall forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and shall deliver to each of the Underwriters and the Selling Stockholders, without charge, such number of copies thereof as the Representatives may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Representatives and the Selling Stockholders after reasonable notice thereof.

              (f) Prior to any public offering of the Shares by the Underwriters, the Company shall cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

              (g) During the period of five years commencing on the Effective Date, the Company shall furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

              (h) The Company shall make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

              (i) Whether or not any of the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company and, except as specified in paragraph (j) below, the Selling Stockholder under this Agreement (other than underwriting discounts and fees and fees and expenses of counsel and accountants of the Selling Stockholders), including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (ii) the preparation and delivery of certificates representing the Securities, (iii) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements, any Underwriters' Questionnaire and the Power of Attorney and the Custody Agreement, (iv) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the listing of the Shares on the Nasdaq National Market System, (vi) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f) hereof, including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) counsel to the Company, (ix) the transfer agent for the Shares and (x) the Accountants. The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Option Shares to the respective Underwriters shall be borne by the Company. The cost of tax stamps, if any, in connection with the sale of the Firm Shares by the Selling Stockholders shall be borne by the Selling Stockholders. The Company with respect to the Option Shares and the Selling Stockholders with respect to the Firm Shares shall pay and hold each Underwriter and any subsequent holder of the Shares harmless from, any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

              (j)(I)If this Agreement shall be terminated by the Company or the Selling Stockholders pursuant to any of the provisions hereof (other than pursuant to Section 9) or if for any reason the Company or the Selling Stockholders shall be unable to perform its or their obligations hereunder, the Company shall reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith; provided, however, that any payments received by the Underwriters pursuant to clause (j)
(II) below shall be deducted from any amounts due pursuant to this clause (j)
(I); (II) whether or not any of the transactions contemplated by this Agreement are consummated or whether or not this Agreement is terminated, Selling Stockholders shall reimburse the Representatives for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith (other than fees and expenses paid by the Company pursuant to paragraphs 5(i)(vii) above); provided, however, that Selling Stockholders' obligations pursuant to this clause (j) (II) shall not exceed $150,000. The obligations of the Selling Stockholders under this paragraph (j) shall be joint and several.

              (k) Neither the Company nor the Selling Stockholders shall, at any time, directly or indirectly, take any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation, under the Act or otherwise, of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

              (l) The Company shall apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds".

              (m) The Company shall not, and shall cause each of its executive officers, directors and each beneficial owner of more than 5% of the outstanding shares of Common Stock to enter into agreements with the Representatives in the form set forth in Exhibit D to the effect that they shall not, for a period of 120 days after the commencement of the public offering of the Shares, without the prior written consent of the Representatives, offer to sell, sell, contract to sell, grant any option to sell, pledge, grant any rights with respect to, or otherwise dispose of, or require the Company to file with the Commission a registration statement under the Act to register, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which the undersigned is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act). Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Company Stock held by such person except in compliance with this restriction. The Company has provided to counsel for the Representatives a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Representatives true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and stockholders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of the Representatives.

              (n) As soon as any Selling Stockholder is advised thereof, such Selling Stockholder shall advise the Representatives and the Company and confirm such advice in writing, (i) of receipt by such Selling Stockholder, or by any representative of such Selling Stockholder, of any communication from the Commission relating to the Registration Statement, the Prospectus or any preliminary prospectus, or any notice or order of the Commission relating to the Company or such Selling Stockholder in connection with the transactions contemplated by this Agreement, and (ii) of the happening of any event during the period from and after the Effective Date that in the reasonable judgment of such Selling Stockholder makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

              (o) Each Selling Stockholder shall deliver to Representatives prior to or on the Effective Date a properly completed and executed United States Treasury Department Form W-8 or, as applicable, Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

       6. Conditions of the Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions and the obligations of the Selling Stockholders are subject to the applicable clauses of paragraphs (f) and (h):

              (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

              (b)(i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

              (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change or development involving a prospective material adverse change, in the general affairs, business, business prospects, earnings, position, value, properties, management, condition (financial or otherwise), operations or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus, (ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price, (iii) there shall have been no transactions, not in the ordinary course of business, entered into by the Company or any of its Subsidiaries and no liabilities or obligations incurred by the Company or any of its Subsidiaries, in each case from the latest date as of which the financial condition of the Company and its Subsidiaries is set forth in the Registration Statement and the Prospectus, which are materially adverse to the Company and its Subsidiaries, taken as a whole, (iv) neither the Company nor any of its Subsidiaries shall have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class, debt (long term or short term) or, except in the ordinary course of business, liabilities or obligations of the Company or any of its Subsidiaries (contingent or otherwise), except as set forth in the Registration Statement and Prospectus and (v) no material amount of the assets of the Company or any of its Subsidiaries shall have been pledged, mortgaged or otherwise encumbered, except as set forth in the Registration Statement and Prospectus.

              (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the general affairs, business, business prospects, earnings, position, value, properties, management, condition (financial or otherwise), operations or results of operations, of the Company and its Subsidiaries taken as a whole.

              (e) Each of the representations and warranties of the Company, the Selling Stockholders and Spier contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Option Closing Date, as if made at the Closing Date and, with respect to the Company and the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed by the

Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the covenants, agreements and conditions relating to the Company in connection with the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

              (f) The Representatives and, with respect to the Firm Shares, the Selling Stockholders, shall have received opinions, each dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to counsel for the Underwriters and the Selling Stockholders, as the case may be, from Rogers & Hardin, counsel to the Company, to the effect set forth in Exhibit E and from Fried, Frank, Harris, Shriver & Jacobson, counsel to the Selling Stockholders, to the effect set forth in Exhibit F.

              (g) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

              (h) On the date of the Prospectus, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date of the Prospectus, if it were required to be dated and delivered at the Closing Date and the Option Closing Date. At the Effective Date, the Selling Stockholders shall have received an "agreed upon procedures" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by such letters in connection with public offerings of securities as the Selling Stockholders shall reasonably request, dated within five days of the date of effectiveness or supplements, as the case may be, addressed to the Selling Stockholders and with an appropriate bring down as of the Closing Date.

              (i) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                     (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made, and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect, and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

                     (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                     (iii) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

              (j) At the Closing Date, there shall have been furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by Spier on behalf of the Selling Stockholders, in form and substance satisfactory to the Representatives, to the effect that the representations and warranties of the Selling Stockholders and Spier contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Stockholders and Spier on or prior to the date of such certificate has been duly, timely and fully performed or complied with.

              (k) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 5(m).

              (l) The Shares shall be qualified for sale in such states as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

              (m) Prior to the Closing Date, the Shares shall have been duly authorized for listing by the Nasdaq National Market System upon official notice of issuance.

              (n) The Company, the Selling Stockholders and Spier shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and, with respect to the Company and the Option Shares, the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and, with respect to the Company, the Option Closing Date of the representations and warranties of the Company, the Selling Stockholders and Spier herein, as to the performance by the Company, the Selling Stockholders and Spier of their respective obligations hereunder or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

       7. Indemnification.

              (a) The Company severally and each of the Selling Stockholders shall indemnify and hold harmless each Underwriter, the directors, officers, employees, counsel and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in
(i) any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, (ii) any application, other document or written communication, executed by the Company or based upon written information supplied by the Company, filed with or sent to the Commission, (iii) any application, other document or written communication, executed by the Company or based upon written information supplied by the Company, filed in any jurisdiction in order to qualify the Shares under the securities laws of such jurisdiction or (iv) any document, executed by the Company or based on written information supplied by the Company, filed with any securities exchange, or the omission or alleged omission to state in such documents enumerated in (i-iv) of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, provided that the Company and the Selling Stockholders shall not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus, any preliminary prospectus or the Prospectus; provided, further, that the Selling Stockholders shall not be liable unless such loss, claim, liability, expense or damages arises from the sale of the Firm Shares in the public offering to any person by an Underwriter and arises out of or is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by the Selling Stockholders expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. In no event shall the aggregate liability of any Selling Stockholder (other than Spier) for indemnification hereunder exceed the net proceeds received by such Selling Stockholder in the offering of the Firm Shares hereunder and no Selling Stockholder (other than Spier) shall be liable for any untrue statement, alleged untrue statement, omission or alleged omission of any other Selling Stockholder made in reliance on and in conformity with information furnished in writing to the Company by the Selling Stockholder expressly for inclusion in the Registration Statement. Spier shall be jointly and severally liable for any statement, alleged untrue statement, omission or alleged omission of all the Selling Stockholders made in reliance on and in conformity with information furnished in writing to the Company by the Selling Stockholder expressly for inclusion in the Registration Statement. In no event shall Spier's liability under this Agreement, as representative of himself and the other Selling Stockholders exceed the aggregate net proceeds received by all Selling Stockholders. If multiple claims are brought against any Underwriter, the directors, officers, employees, counsel and agents of such Underwriter and any person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, in an arbitration proceeding, and indemnification is permitted under applicable law and is provided for under this Agreement with respect to at least one such claim, the Company agrees that any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available.

              The Company agrees to indemnify and hold harmless each of the Selling Stockholders to the same extent that the Company has agreed to indemnify and hold harmless each Underwriter pursuant to the preceding paragraph; provided, however, the Company shall not be liable under this paragraph to the extent any loss, claim, liability, expense or damages described in the preceding paragraph arises out of or is based upon an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by the Selling Stockholders or Spier expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. The Selling Shareholders agree to indemnify and hold harmless the Company, to the same extent that the Selling Stockholders have agreed to indemnify and hold harmless each Underwriter pursuant to the preceding paragraph, provided that the Selling Stockholders shall not be liable unless such loss, claim, liability, expense or damages arises out of or is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by the Selling Stockholder expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company, the Selling Stockholders and Spier might otherwise have, including any other agreements between the Company and the Selling Stockholders. The parties agree that the only information furnished in writing by the Selling Stockholders to the Company expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus is the information contained under the caption "Selling Stockholder" in the Prospectus.

              (b) Each Underwriter shall indemnify and hold harmless the Company, the Selling Stockholders, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

              (c) Any party that proposes to assert the right to be indemnified under this Section 7 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party shall not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel shall be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties except (i) where authorized by the indemnifying party, (ii) indemnified parties have reasonably concluded (based on advice of counsel) that there may be legal defenses available to each of them that are different from or in addition to those available to the other indemnified parties or (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified parties. All such fees, disbursements and other charges shall be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding and does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

              (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Stockholders or the Underwriters, the Company, the Selling Stockholders and the Underwriters shall contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Selling Stockholders from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company or the Selling Stockholders and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and Selling Stockholders on the one hand and the Underwriters on the other. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that no Selling Stockholder other than Spier shall be liable for any untrue statement, alleged untrue statement, omission or alleged omission of any other Selling Stockholder made in reliance on and in compliance with information furnished in writing by the Selling Stockholder expressly for inclusion in the Registration Statement, preliminary prospectus or Prospectus. Spier shall be jointly and severally liable for any untrue statement, alleged untrue statement, omission or alleged omission of all the Selling Stockholders made in reliance on and in compliance with information furnished in writing by the Selling Stockholder expressly for inclusion in the Registration Statement, preliminary prospectus or Prospectus. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters any contribution received by the Company or the Selling Stockholders from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company or the Selling Stockholders and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and Selling Stockholders on the one hand and the Underwriters on the other. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that no Selling Stockholder other than Spier shall be liable for any untrue statement, alleged untrue statement, omission or alleged omission of any other Selling Stockholder made in reliance on and in compliance with information furnished in writing by the Selling Stockholder expressly for inclusion in the Registration Statement, preliminary prospectus or Prospectus. Spier shall be jointly and severally liable for any untrue statement, alleged untrue statement, omission or alleged omission of all the Selling Stockholders made in reliance on and in compliance with information furnished in writing by the Selling Stockholder expressly for inclusion in the Registration Statement, preliminary prospectus or Prospectus. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

              (e) The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company, the Selling Stockholders and Spier contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

       8. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company or the Selling Stockholders, if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the Nasdaq National Market System, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities, (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares or Option Shares on the terms and in the manner contemplated by the Prospectus, (v) if the Company or any of its Subsidiaries shall have sustained a loss material or substantial to the Company or any of its Subsidiaries by reason of flood, fire, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act which, whether or not such loss shall have been insured, will make it inadvisable to proceed with the offering and sale of the Shares or Option Shares or (vi) if there shall have been a material adverse change in the condition (financial or otherwise), earnings, business, prospects, stockholders' equity, operations, properties, business, or results of operations, of the Company or the Company and its Subsidiaries taken as a whole, as would make it inadvisable to proceed with the offering and sale of the Shares or Option Shares.

       9. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Company, the Attorneys and the Representatives for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, or the Company or the Selling Stockholders for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company and the Attorneys shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

       10. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 2311 South 7th Avenue, Bozeman, Montana 59715 Attention: Richard M. Haddrill, (b) if to the Selling Stockholders, to William Spier, Madison Partners, L.L.C., 444 Madison Avenue - 38th Floor, New York, New York l0022, or (c) if to the Underwriters, to GKM at the offices of GKM, 529 Park Avenue, New York, New York 10017 and to Ladenburg Thalmann & Co. Inc. at its offices at 590 Madison Avenue - 35th Floor, New York, New York 10022. Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

       This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the Selling Stockholders, and of the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

       With respect to any obligation of the Company and the Selling Stockholders hereunder to make any payment, to indemnify for any liability or to reimburse for any expense, the Underwriters (or any other person to whom such payment, indemnification or reimbursement is owed) may pursue the Company with respect thereto prior to pursuing any Selling Stockholder.

       All representations, warranties and agreements of the Company and the Selling Stockholders contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter (ii) acceptance of and Shares and payment therefor or (iii) any termination of this Agreement.

       Any action required or permitted to be taken by the Representatives under this Agreement may be taken by them jointly or by GKM.

       THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by the other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York. This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

       In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       The Company, the Selling Stockholders and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

       This Agreement embodies the entire agreement and understanding between the Company and Underwriters, on the one hand, and the Selling Stockholders and the Underwriters on the other, and supersedes all prior agreements and understandings relating to the subject matter hereof between those respective parties, including the letter agreement dated December 1, 1997 between the Representatives and Spier, individually and on behalf of the Selling Stockholders. This Agreement does not supersede the Stockholders Agreement dated February 23, 1993 between the Company and the Purchasers (as defined therein) or the Letter Agreement dated December 3, 1997 between the Company and William Spier. This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representatives, the Selling Stockholders and the Company.

       Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

                                    Very truly yours,

                                    POWERHOUSE TECHNOLOGIES, INC.


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                        THE SELLING STOCKHOLDERS NAMED
                                    IN SCHEDULE I ATTACHED HERETO

                                    By:
                                        ----------------------------------
                                        Name:
                                        Attorney-in-Fact

Confirmed as of the date first
above mentioned:

GERARD KLAUER MATTISON & CO., INC.
LADENBURG THALMANN & CO. INC.
Acting on behalf of
themselves and as the
Representatives of the
other several Underwriters
named in Schedule II hereof.

By:      GERARD KLAUER MATTISON & CO., INC.


         By:
             ------------------------------
             Name:
             Title:

By:      LADENBURG THALMANN & CO. INC.


         By:
             --------------------------
             Name:
             Title:

                                   SCHEDULE I

                              SELLING STOCKHOLDERS

                                                  Total Number of Firm Shares to be
Name of Selling Stockholder                       Sold
---------------------------                       ---------------------------------
William Spier                                                222,252

Video Investment Partners, L.P.                              207,629

Gabriel Capital, L.P.                                        222,459

Asgard Ltd.                                                  148,307

LBN Investment Associates, L.P.                              148,307

Parkway M&A Capital Corporation                               74,153

Homer Noble                                                   74,153

Alpine Associates, Ltd.                                      370,766
                                                           =========
                                                           1,468,026

                                   SCHEDULE II

                                  UNDERWRITERS

Names of Underwriters                                       Number of Firm Shares to be Purchased
---------------------                                       -------------------------------------
Gerard Klauer Mattison & Co., Inc.

Ladenburg Thalmann & Co. Inc.




Total                                                                   --------------------
                                                                        ====================

                                                                       EXHIBIT A


                          POWERHOUSE TECHNOLOGIES, INC.

                              ---------------------


                          PRICE DETERMINATION AGREEMENT


                                                                February 9, 1998



GERARD KLAUER MATTISON & CO., INC.
LADENBURG THALMANN & CO. INC.
  As Representatives of the several Underwriters
c/o Gerard Klauer Mattison & Co., Inc.
529 Fifth Avenue
New York, New York 10017

Ladies and Gentlemen:

       Reference is made to the Underwriting Agreement, dated February 9, 1998 (the "UNDERWRITING AGREEMENT"), among Powerhouse Technologies, Inc., a Delaware corporation (the "COMPANY"), the Selling Stockholders named in Schedule I thereto or hereto (the "SELLING STOCKHOLDERS") and the several Underwriters named in Schedule II thereto or hereto (the "UNDERWRITERS"), for whom Gerard Klauer Mattison & Co., Inc. ("GKM") and Ladenburg Thalmann & Co. Inc. are acting as Representatives (the "REPRESENTATIVES"). The Underwriting Agreement provides for the purchase by the Underwriters from the Selling Stockholder, subject to the terms and conditions set forth therein, of an aggregate of ________ shares (the "FIRM SHARES") of the Company's common stock, par value $0.01 per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

       Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representatives as follows:

       1. The public offering price per share for the Firm Shares shall be $_______.

       2. The purchase price per share for the Firm Shares to be paid by the several Underwriters shall be $_______, representing an amount equal to the initial public offering price set forth above, less $______ per share. In addition, the Underwriters shall retain $150,000, representing approximately $___ per share from the proceeds payable to the Selling Stockholders for reimbursement of Underwriters expenses in accordance with Section 5(j)(II) of the Underwriting Agreement.

       The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

       Each Selling Stockholder represents and warrants to each of the Underwriters that the representations and warranties of such Selling Stockholder set forth in Section 4 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

       Spier represents and warrants to each Underwriter that the representations and warranties set forth in Section 4A of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

       As contemplated by the Underwriting Agreement, attached as Schedule II is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

       THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by the other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York.

       If the foregoing is in accordance with your understanding of the agreement among the Company, the Selling Stockholders and the Underwriters, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Company, the Selling Stockholders and the Underwriters in accordance with its terms and the terms of the Underwriting Agreement.


                                    Very truly yours,

                                    POWERHOUSE TECHNOLOGIES, INC.

                                    By:
                                         ----------------------------------
                                         Name:
                                         Title:

                                         THE SELLING STOCKHOLDERS
                                         NAMED IN SCHEDULE I TO THE
                                         UNDERWRITING AGREEMENT

                                    By:  ------------------------
                                         Name:  William Spier
                                         Attorney-in-Fact

Confirmed as of the date
first above mentioned:

GERARD KLAUER MATTISON & CO., INC.
LADENBURG THALMANN & CO. INC.
Acting on behalf of themselves
and as the Representatives
of the other several Underwriters
named in Schedule II hereof.

By:  GERARD KLAUER MATTISON & CO., INC.

By:
     -----------------------------------
     Name:
     Title:

By:  LADENBURG THALMANN & CO. INC.

By:
     ----------------------------------
     Name:
     Title:

                                POWER OF ATTORNEY


                          POWERHOUSE TECHNOLOGIES, INC.


                                  Common Stock




William Spier
c/o Madison Partners, L.L.C.
444 Madison Avenue
38th Floor
New York, NY  10022

Ladies and Gentlemen:

       The undersigned understands that Powerhouse Technologies, Inc., a Delaware corporation (the "COMPANY"), intends to file a registration statement (the "REGISTRATION STATEMENT") under the Securities Act of 1933, as amended (the "ACT"), in connection with the proposed public offering and sale by the undersigned (the "SELLING STOCKHOLDER") of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK").

       The Selling Stockholder desires to sell certain shares of Common Stock and to include such shares among the shares covered by the Registration Statement. The number of shares of Common Stock which the undersigned desires to sell (the "SHARES") are set forth beneath the signature of the Selling Stockholder below.

       Concurrently with the execution and delivery of this Power of Attorney, the undersigned is delivering to you, or requesting the Company to deliver to you, certificates for the Shares, which you are authorized to deposit with a custodian of your selection (the "CUSTODIAN"), pursuant to a custody agreement substantially in the form attached as Attachment A hereto (the "CUSTODY AGREEMENT") with such changes as the Attorney (as defined below) deems necessary.

       1. In connection with the foregoing, the Selling Stockholder hereby makes, constitutes and appoints you (the "MEMBER") and your substitute under
Section 3, the true and lawful attorney-in-fact of the undersigned (the Member or substitute, being herein referred to as the "Attorney"), with full power and authority, in the name and on behalf of the Selling Stockholder:

              (a) To enter into the Custody Agreement and deposit with the Custodian pursuant thereto the certificates for the Shares delivered to the Attorney concurrently herewith;

              (b) For the purpose of effecting the sale of the Shares, to execute and deliver (i) an Underwriting Agreement in the form filed as an exhibit to the Registration Statement with such changes as the Attorney deems necessary or advisable (the "UNDERWRITING AGREEMENT"), by and among the Company, the Selling Stockholders and the Representatives (the "REPRESENTATIVES"), selected by the Company, of the several Underwriters identified on Schedule II to the Underwriting Agreement (the "UNDERWRITERS") and (ii) a Price Determination Agreement (as defined in the Underwriting Agreement), by and among the Company, the Selling Stockholders and the Representatives of the several Underwriters;

              (c) To endorse, transfer and deliver certificates for the Shares to or on the order of the Representatives or to their nominee or nominees, and to give such orders and instructions to the Custodian as the Attorney may in its sole discretion determine with respect to (i) the transfer on the books of the Company of the Shares in order to effect such sale (including the names in which new certificates for such Shares are to be issued and the denominations thereof); (ii) the delivery to or for the account of the Representatives of the certificates for the Shares against receipt by the Custodian of the full purchase price to be paid therefor; (iii) the remittance to the Selling Stockholder of the Selling Stockholder's share of the proceeds, after payment of expenses described in the Underwriting Agreement, from any sale of Shares; and
(iv) the return to the Selling Stockholder of certificates representing the number of Shares (if any) deposited with the Custodian but not sold by the Selling Stockholder under the Registration Statement for any reason;

              (d) To retain Fried, Frank, Harris, Shriver & Jacobson as legal counsel for the Selling Stockholder in connection with any and all matters referred to herein;

              (e) To take for the Selling Stockholder all steps deemed necessary or advisable by the Attorney in connection with the registration of the Shares under the Act, including without limitation filing amendments to the Registration Statement, requesting acceleration of effectiveness of the Registration Statement, advising the Securities and Exchange Commission that the reason the Selling Stockholder is offering the Shares for sale is to diversify the Selling Stockholder's investments and to assist the Company in enlarging the public market for the Common Stock, informing said Commission that the Selling Stockholder has no knowledge of any material adverse information with regard to the current and prospective operations of the Company which is not stated in the Registration Statement, and such other steps as the Attorney may in its absolute discretion deem necessary or advisable;

              (f) To make, acknowledge, verify and file on behalf of the Selling Stockholder applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities or Blue Sky laws and to take any other action required to facilitate the qualification of the Shares under the securities or Blue Sky laws of the jurisdictions in which the Shares are to be offered;

              (g) If necessary, to endorse (in blank or otherwise) on behalf of the Selling Stockholder the certificate or certificates representing the Shares, or a stock power or powers attached to such certificate or certificates; and

              (h) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings and, in general, to do all things and to take all actions which the Attorney in its sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Shares, as fully as could the Selling Stockholder if personally present and acting.

       2. This Power of Attorney and all authority conferred hereby is granted and conferred subject to and in consideration of the interests of the Company, the Representatives and the Underwriters and, for the purpose of completing the transactions contemplated by this Power of Attorney, this Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by any act of the Selling Stockholder or by operation of law, whether by the death, disability, incapacity or liquidation of the Selling Stockholder or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the Selling Stockholder is acting as a fiduciary or fiduciaries), and if, after the execution hereof, the Selling Stockholder shall die or become disabled or incapacitated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Power of Attorney, the Attorney shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity or other event or events had not occurred and regardless of notice thereof.

       3. The Member shall have full power to make and substitute any person in the place and stead of such Member, and the Selling Stockholder hereby ratifies and confirms all that the Member or substitute shall do by virtue of these presents. All actions hereunder may be taken by any the Member or his substitute.

       4. The Selling Stockholder hereby represents, warrants and covenants that:

              (a) The Selling Stockholder has full power and authority to enter into this Agreement, the Underwriting Agreement and the Custody Agreement. All authorizations and consents necessary for the execution and delivery by the Selling Stockholder of this Agreement, the Underwriting Agreement and the Custody Agreement have been given. Each of this Agreement, the Underwriting Agreement and the Custody Agreement has been duly authorized (to the extent the Selling Stockholder is not a natural person), executed and delivered by or on behalf of the Selling Stockholder. This Agreement constitutes a valid and binding agreement of the Selling Stockholder and is enforceable against the Selling Stockholder in accordance with the terms hereof, and the Underwriting Agreement and the Custody Agreement, when executed and delivered by the Attorney in accordance herewith, will constitute the valid and binding agreement of the Selling Stockholder and will be enforceable against the Selling Stockholder in accordance with the terms thereof; except with respect to each agreement as rights to indemnification and contribution thereunder may be limited by applicable law and public policy and except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

              (b) The Selling Stockholder now has, and at the time of delivery thereof pursuant to the Underwriting Agreement will have, (i) good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Underwriting Agreement and the Custody Agreement), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters pursuant to the Underwriting Agreement and to make the representations, warranties and agreements made by the Selling Stockholder therein. Upon the delivery of and payment for such Shares pursuant to the Underwriting Agreement, assuming each Underwriter has no notice of any adverse claim as such term is used in the Uniform Commercial Code the Selling Stockholder will deliver good and valid title thereto, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or restrictions of any kind whatsoever.

              (c) On the Closing Date all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Firm Shares to be sold by the Selling Stockholder to the several Underwriters pursuant to the Underwriting Agreement will have been fully paid or provided for by the Selling Stockholder, and all laws imposing such taxes will have been fully complied with.

              (d) The performance of this Agreement, the Underwriting Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Selling Stockholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, as to the Selling Stockholder, any contract or other agreement to which such Selling Stockholder is a party or by which the Selling Stockholder or any of his property is bound or affected, or any ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder, except for violations, defaults, breaches or accelerations which would not result in a material adverse effect in the financial condition of the Selling Stockholder.

              (e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Selling Stockholder of the transactions on his part contemplated in this Agreement, the Underwriting Agreement and the Custody Agreement, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Firm Shares to be sold by such Selling Stockholder.

              (f) The information under the caption "Selling Stockholder" in the Prospectus is complete and accurate in all material respects.

              (g) Other than as permitted by the Act and the Rules and Regulations, the Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. The Selling Stockholder has not taken, directly or indirectly, any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which has caused or resulted in, stabili-zation or manipulation, under the Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (h) Certificates in negotiable form for the Shares to be sold pursuant to the Underwriting Agreement by such Selling Stockholder will be placed in custody, for the purpose of making delivery of such Shares pursuant to the Underwriting Agreement, under the Custody Agreement which appoints a custodian (the "CUSTODIAN") for such Selling Stockholder. The Selling Stockholder agrees that the Shares represented by the certificates held in custody for him under the Custody Agreement are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Underwriters and the Company, that the arrangements made by the Selling Stockholder for such custody and the appointment of the Custodian by the Selling Stockholder are irrevocable, and that the obligations of the Selling Stockholder pursuant to the Underwriting Agreement shall not be terminated by operation of law, whether by the death, disability or incapacity of the Selling Stockholder or the occurrence of any other event. If the Selling Stockholder should die, become disabled or incapacitated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement, and actions taken by the Custodian pursuant to the Agreement and the Custody Agreement shall be as valid, as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

       5. The representations, warranties and covenants of the Selling Stockholder in this Power of Attorney are made for the benefit of, and may be relied upon by, the Attorney, the Custodian, the Underwriters and the Representatives.

       6. The Attorney shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given to it by the Selling Stockholder, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

       It is understood that the Attorney assumes no responsibility or liability to any person other than to deal with the Shares deposited with it and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorney makes no representations with respect to and shall have no responsibility for the Registration Statement, the Prospectus or any Preliminary Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence, willful misconduct or bad faith. The Selling Stockholder agrees to indemnify the Attorney for and to hold the Attorney harmless against any loss, claim, damage or liability incurred on their part arising out of or in connection with their acting as the Attorney under this Power of Attorney, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence, willful misconduct or bad faith of the Member seeking indemnification. The Selling Stockholder agrees that the Attorney may consult with counsel of their own choice (who may be counsel for the Company) and they shall have full and complete authorization and protection for any action taken or suffered by them hereunder in good faith and in accordance with the opinion of such counsel.

       It is understood that the Attorney may, without breaching any express or implied obligation to the Selling Stockholder hereunder, release, amend or modify any other Power of Attorney granted by any other Selling Stockholder.

       7. It is understood that the Attorney shall serve entirely without compensation.

       8. This Power of Attorney shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such State. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by the other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York.

       This Power of Attorney may be signed in two or more counterparts with the same effect as if the signature thereto and hereto were upon the same instrument.

       In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       This Power of Attorney shall be binding upon the Attorney and the Selling Stockholder and the heirs, legal representatives, distributees, successors and assigns of the Selling Stockholder.

Dated:   February __, 1998

                                    Very truly yours,

                                    SELLING STOCKHOLDER



                                    By:                                  (1)
                                        ---------------------------------
                                        Name:
                                        Title:



                                        ----------------------------------
                                                     (Address)



                                    SHARES TO BE SOLD:


                                    _________ shares of Common Stock



ACKNOWLEDGED AND ACCEPTED:

ATTORNEY-IN-FACT:



---------------------------------------
             William Spier




(1)      To be signed in exactly the same manner as the shares are registered.


         NOTE:    SIGNATURES MUST BE NOTARIZED

                                                                    Attachment A


                                CUSTODY AGREEMENT


       CUSTODY AGREEMENT, dated February __, 1998, between Continental Stock Transfer & Trust Company, as Custodian (the "CUSTODIAN"), and the Selling Stockholders specified on Schedule I (the "SELLING STOCKHOLDERS").

       Powerhouse Technologies, Inc., a Delaware corporation (the "COMPANY"), intends to file a Registration Statement (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission to register for sale to the public under the Securities Act of 1933, as amended (the "ACT"), shares of the Company's common stock, $0.01 par value per share (the "COMMON STOCK").

       The shares to be covered by the Registration Statement shall consist of up to 1,468,026 shares of Common Stock (the "SHARES") to be sold by the Selling Stockholders.

       Each of the Selling Stockholders have executed and delivered a Power of Attorney (the "POWER OF ATTORNEY") naming William Spier as his attorney-in-fact (the "ATTORNEY"), for certain purposes, including the execution, delivery and performance of this Agreement in its name, place and stead, in connection with the proposed sale by the Selling Stockholder of the shares set forth opposite its name on Schedule I.

       1. A custody arrangement is hereby established by each of the Selling Stockholders with the Custodian with respect to the Shares, and the Custodian is hereby instructed to act in accordance with this Agreement and any amendments or supplements hereto authorized by the Attorney.

       2. There are herewith delivered to the Custodian, and the Custodian hereby acknowledges receipt of, certificates representing the Shares, which certificates have been endorsed in blank or are accompanied by duly executed stock powers, in each case with all signatures guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or a member of the National Association of Securities Dealers, Inc. Such certificates are to be held by the Custodian for the account of the Selling Stockholder and are to be disposed of by the Custodian in accordance with this Agreement.

       3. The Custodian is authorized and directed by each of the Selling
Stockholders:

              (a) To hold the certificates representing the Shares delivered by the Selling Stockholder in its custody;

              (b) On or immediately prior to the settlement date for any Shares sold pursuant to the Registration Statement (the "CLOSING DATE"), to cause such Shares to be transferred on the books of the Company into such names as the Custodian shall have been instructed by the

Representatives (the "REPRESENTATIVES") of the several Underwriters (the "UNDERWRITERS") pursuant to the Underwriting Agreement, dated February 9, 1998 (the "UNDERWRITING AGREEMENT"), among the Company, the Selling Stockholders and the Underwriters; to cause to be issued, against surrender of the certificates for the Shares, a new certificate or certificates for such Shares, free of any restrictive legend, registered in such name or names; to deliver such new certificates representing such Shares to the Representatives, as instructed by the Representatives on the Closing Date for their account or accounts against full payment therefor; and to give receipt for such payment;

              (c) To disburse such payments in the following manner: (i) to itself, as agent for the Selling Stockholder, a reserve amount to be designated in writing by the Attorney from which amount the Custodian shall pay by the end of the fifth business day following the Closing Date, (A) the Selling Stockholder's proportionate share of all expenses of the offering and sale of the Shares as provided in the Underwriting Agreement (unless previously deducted), (B) any applicable stock transfer taxes and (C) the Selling Stockholder's proportionate share of any other expenses of the Selling Stockholders; and (ii) to such accounts as shall be designated by the Attorney for the benefit of the Selling Stockholders, pursuant to the written instructions of the Attorney, (A) on the Closing Date, a sum equal to the share of the proceeds to which such Selling Stockholder is entitled, as determined by the Attorney, less the reserve amount designated by such Attorney, and (B) promptly after all proper charges, disbursements, costs and expenses shall have been paid, any remaining balance of the amount reserved under clause (i) above. Before making any payment from the amount reserved under clause (i) above, except payments made pursuant to subclause (B) of clause (ii) above, the Custodian shall request and receive the written approval of the Attorneys. To the extent the expenses referred to in subclause (A) of clause (i) above exceed the amount reserved, the Selling Stockholder shall remain liable for their proportionate share of such expenses. The Company shall be responsible for any fees of the Custodian.

       4. Subject in each case to the indemnification obligations set forth in
Section 7, in the event Shares of any Selling Stockholder are not sold, the Custodian shall deliver to such Selling Stockholder as soon as practicable after termination of the offering of the Shares, certificates representing such Shares deposited by such Selling Stockholder. Certificates returned to any Selling Stockholder shall be returned with any related stock powers, and any new certificates issued to such Selling Stockholder with respect to such Shares shall bear any appropriate legend reflecting the unregistered status thereof under the Act.

       5. This Agreement is for the express benefit of the Company and the Selling Stockholders, the Underwriters and the Representatives. Prior to the termination of the offering of the Shares, the obligations and authorizations of each Selling Stockholder hereunder are irrevocable and shall not be terminated by any act of a Selling Stockholder or by operation of law, whether by the death, disability or incapacity of such Selling Stockholder or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which such Selling Stockholder is acting as a fiduciary), and if after the execution hereof the Selling Stockholder shall die or become disabled or incapacitated, or if any other event or events shall occur before the delivery of such Selling Stockholder's Shares hereunder to the Representatives, such Shares shall be delivered to the Representatives in accordance with the terms and conditions of this Agreement, as if such event had not occurred, regardless of whether or not the Custodian shall have received notice of such event.

       6. Until payment of the purchase price for the Shares has been made to the Selling Stockholders or to the Custodian, each Selling Stockholder shall remain the owner of (and shall retain the right to receive dividends and distributions on, and to vote) the number of Shares delivered by him to the Custodian hereunder. Until such payment in full has been made or until the offering of Shares has been terminated, each Selling Stockholder agrees that he will not give, sell, pledge, hypothecate, grant any lien on, transfer, deal with or contract with respect to the Shares and any interests therein.

       7. The Custodian shall assume no responsibility to any person other than to deal with the certificates for the Shares and the proceeds from the sale of the Shares represented thereby in accordance with the provisions hereof, and each Selling Stockholder hereby agrees to indemnify the Custodian for and to hold the Custodian harmless against any and all losses, claims, damages or liabilities incurred on its part arising out of or in connection with it acting as the Custodian pursuant hereto, as well as the costs and expenses of investigating and defending any such losses, claims, damages or liabilities, except to the extent such losses, claims, damages or liabilities are due to the negligence, willful misconduct or bad faith of the Custodian. Each Selling Stockholder agrees that the Custodian may consult with counsel of its own choice (who may be counsel for the Company), and the Custodian shall have full and complete authorization and protection for any action taken or suffered by the Custodian hereunder in good faith and in accordance with the opinion of such counsel.

       8. Each Selling Stockholder hereby represents and warrants that: (a) he has, and at the time of delivery of its Shares to the Representatives he will have, full power and authority to enter into this Agreement and the Power of Attorney, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and agreements contained herein and therein; and (b) this Agreement and the Power of Attorney are valid and binding agreements of such Selling Stockholder and are enforceable against such Selling Stockholder in accordance with their respective terms.

       9. The Custodian's acceptance of this Agreement by the execution hereof shall constitute an acknowledgment by the Custodian of the authorization herein conferred and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with its terms.

       10. The Custodian shall be entitled to act and rely upon any statement, request, notice or instruction with respect to this Agreement given to it on behalf of a Selling Stockholder if the same shall be made or given to the Custodian by the Attorneys, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

       11. This Agreement may be executed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Execution by the

Custodian of one counterpart hereof and its delivery thereof to the Attorneys shall constitute the valid execution of this Agreement by the Custodian.

       12. This Agreement shall be binding upon the Custodian, each of the Selling Stockholders and the heirs, legal representatives, distributees, successors and assigns of each of the Selling Stockholders.

       13. This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such State. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by the other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York.

       14. Any notice given pursuant to this Agreement shall be deemed given if in writing and delivered in person, or if given by telephone or telegraph if subsequently confirmed by letter: (i) if to any Selling Stockholder, to its attorney-in-fact, William Spier c/o Madison Partners, L.L.C., 444 Madison Avenue, 38th Floor, New York, New York 10022; and (ii) if to the Custodian, to it at Two Broadway, New York, New York 10004.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    CONTINENTAL STOCK TRANSFER
                                     & TRUST COMPANY


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    THE SELLING STOCKHOLDERS


                                    By: THE ATTORNEY



                                        By:
                                            ------------------------------
                                            William Spier
                                            Attorney-in-Fact

                                   SCHEDULE I

                              SELLING STOCKHOLDERS

Name of Selling Stockholder                               Total Number of Firm Shares to be Sold
---------------------------                               --------------------------------------
William Spier                                                          222,252

Video Investment Partners, L.P.                                        207,629

Gabriel Capital, L.P.                                                  222,459

Asgard Ltd.                                                            148,307

LBN Investment Associates, L.P.                                        148,307

Parkway M&A Capital Corporation                                         74,153

Homer Noble                                                             74,153

Alpine Associates, Ltd.                                                370,766
                                                                     =========

                                                                     1,468,026

                                                                       EXHIBIT C

                                  SUBSIDIARIES

                                                                       EXHIBIT D



                                                               February __, 1998



GERARD KLAUER MATTISON & CO., INC.
LADENBURG THALMANN & CO. INC.
 As Representatives of the
 several Underwriters
c/o Gerard Klauer Mattison & Co., Inc.
529 Fifth Avenue
New York, New York  10017

Ladies and Gentlemen:

                  In consideration of the agreement of the several Underwriters, for which Gerard Klauer Mattison & Co., Inc. ("GKM") and Ladenburg Thalmann & Co. Inc. (the "REPRESENTATIVES") intend to act as Representatives, to underwrite a proposed public offering (the "OFFERING") of 1,468,026 shares of Common Stock, par value $0.01 per share (the "COMMON STOCK") of Powerhouse Technologies, Inc., a Delaware corporation, the undersigned hereby agrees that the undersigned shall not, for a period of 120 days after the commencement of the public offering of such shares, without the prior written consent of the Representatives, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of, or require the Company to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, to register, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which the undersigned is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended).

                                    Very truly yours,

                                    --------------------------------------

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT E


                               Form of Opinion of
                             Counsel to the Company


       1. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is the sole record owner and, to our knowledge, the sole beneficial owner of all of the capital stock of each of its Subsidiaries.

       2. The Firm Shares have been, and the Option Shares, when paid for by the Underwriters in accordance with the terms of the Agreement will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right under (i) the statutes, judicial and administrative decisions and the rules and regulations of the governmental agencies of the State of Delaware, (ii) the Company's certificate of incorporation or by-laws or (iii) any instrument, document, contract or other agreement referred to in the Registration Statement or any instrument, document, contract or agreement filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement. Except as described in the Registration Statement or the Prospectus, to the best of our knowledge, there is no commitment or arrangement to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any share of capital stock of the Company or any Subsidiary to any person or any security or other instrument that by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company.

       3. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of the Agreement or the Price Determination Agreement (collectively the "TRANSACTION AGREEMENTS") by the Company or in connection with the taking by the Company of any action contemplated thereby [or, if so required, all such consents, approvals, authorizations and orders, [specifying the same] have been obtained and are in full force and effect], except such as have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

       4. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization." To our knowledge, the description of the Common Stock contained in the Prospectus is complete and accurate in all material respects. The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

       5. The Registration Statement and the Prospectus (including any documents incorporated by reference into the Prospectus, at the time they were filed) comply or complied in all material respects as to form with the requirements of the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations (except that we express no opinion as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

       6. To the best of our knowledge, any instrument, document, lease, license, contract or other agreement (collectively, "DOCUMENTS") required to be described or referred to in the Registration Statement or the Prospectus has been properly described or referred to therein and any Document required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto or has been incorporated as an exhibit by reference in the Registration Statement; and to our knowledge no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Document filed or required to be filed as an exhibit to the Registration Statement.

       7. To the best of our knowledge, the Company and its Subsidiaries have obtained all authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those with jurisdiction over environmental or similar matters) necessary to own or lease their respective properties and to conduct their respective businesses as described in the Prospectus. To the best of our knowledge, the Company and its Subsidiaries have been, and are currently, conducting their respective businesses in compliance with all such approvals, orders, licenses, certificates, franchises and permits. To the best of our knowledge, neither the Company nor any of its Subsidiaries has received any notice of any proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would adversely affect the business, condition (financial or otherwise), earnings, prospects, operations, properties, or results of operations of the Company and its Subsidiaries taken as a whole.

       8. To the best of our knowledge, except as disclosed in the Registration Statement or the Prospectus, no person or entity has the right to require the registration under the Act of shares of Common Stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement.

       9. To the best of our knowledge, the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business or assets of the Company and the Subsidiaries, taken as a whole.

       10. To our knowledge, all descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are accurate and fairly present the information required to be shown.

       11. The Company has full corporate power and authority to enter into the Transaction Agreements, and the Transaction Agreements have been duly authorized, executed and delivered by the Company, are valid and binding agreements of the Company and, except for the indemnification and contribution provisions thereof, as to which we express no opinion, are enforceable against the Company in accordance with the terms thereof.

       12. The execution and delivery by the Company of, and the performance by the Company of its agreements in, the Transaction Agreements do not and will not
(i) violate the certificate of incorporation or by-laws of the Company, (ii) to our knowledge, breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, (x) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness, (y) to our knowledge, any voting trust arrangement or any contract or other agreement to which the Company is a party that restricts the ability of the Company to issue securities or (z) to our knowledge, any Document filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement, (iii) to our knowledge, breach or otherwise violate any existing obligation of the Company under any court or administrative order, judgment or decree of which we have knowledge or
(iv) to our knowledge, violate applicable provisions of any statute or regulation in the States of Delaware, or any other state where the Company has material operations or of the United States.

       13. Delivery of certificates for the Option Shares will transfer valid and marketable title thereto to each Underwriter that has purchased such Shares in good faith and without any notice of any adverse claim with respect thereto.

       14. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

       15. The Shares have been duly authorized for listing by the Nasdaq National Market System upon official notice of issuance.

       We hereby confirm to you that we have been advised by the Commission that the Registration Statement has become effective under the Act and that no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

       We hereby further confirm to you that to our knowledge, there are no actions, suits, proceedings or investigations pending or overtly threatened in writing against the Company or any of its respective officers or directors in their capacities as such, before or by any court, governmental agency or arbitrator which (i) seek to challenge the legality or enforceability of the Transaction Agreements, (ii) seek to challenge the legality or enforceability of any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iii) seek damages or other remedies with respect to any of the Documents filed, or required to be filed, as exhibits to the Registration

Statement, (iv) except as set forth in or contemplated by the Registration Statement and the Prospectus, seek money damages in excess of $100,000 or seek to impose criminal penalties upon the Company, any of its Subsidiaries or any of their respective officers or directors in their capacities as such and of which we have knowledge, (v) seek to enjoin any of the business activities of the Company or any of its Subsidiaries or the transactions described in the Prospectus and of which we have knowledge, (vi) question the validity of the capital stock, (vii) in any of which there is a reasonable possibility of an adverse decision which may result in a material change in the condition (financial or otherwise), earnings, business, prospects, stockholders' equity, operations, properties, business, or results of operations, of the Company and its Subsidiaries or (viii) are required to be disclosed in the Registration Statement and Prospectus but are either not disclosed, or not disclosed accurately in all material respects.

       We have participated in the preparation of the Registration Statement and the Prospectus and, without assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any document incorporated by reference into the Prospectus, nothing has come to our attention that causes us to believe that, both as of the Effective Date and as of the Closing Date and the Option Closing Date, the Registration Statement, or any amendment thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Prospectus or any amendment or supplement thereto including any documents incorporated by reference into the Prospectus, at the time such Prospectus was issued, at the time any such amended or supplemented Prospectus was issued, at the Closing Date and the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no opinion as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

       The foregoing opinion is subject to the qualification that the enforceability of the Transaction Agreements may be: (i) subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

       This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Transaction Agreements and may not be circulated to, or relied upon by, any other person, except that this letter may be relied upon by your counsel in connection with the opinion letter to be delivered to you pursuant to Section 6(g) of the Agreement.

                                                                       EXHIBIT F


                       Form of Selling Stockholder Opinion


                                                               February __, 1998


GERARD KLAUER MATTISON & CO., INC.
LADENBURG THALMANN & CO. INC.
As Representatives of
  the several Underwriters

c/o Gerard Klauer Mattison & Co., Inc.
      529 Fifth Avenue
      New York, New York  10017

Dear Sirs:

       We are acting as special counsel to the holders of Common Stock (the "Common Stock") of Powerhouse Technologies, Inc., a Delaware corporation (the "Company") who are listed as selling stockholders in the Registration Statement (No. 333-41417) and Prospectus, dated February __, 1998, of the Company under the heading "Selling Stockholders" (the "Selling Stockholders") in connection with the secondary offering by the Selling Stockholders of up to 1,468,026 shares (the "Shares") of Common Stock of the Company. This opinion is being delivered to you pursuant to Section 6(f) of the underwriting agreement, dated February 9, 1998 (the "Underwriting Agreement"), among the Company, the Selling Stockholders and Gerard Klauer Mattison & Co., Inc. and Ladenburg Thalmann & Co. Inc., as representatives (the "Representatives") of the several Underwriters named in Schedule I thereto (the "Underwriters"). All terms used herein that are defined in the Underwriting Agreement have the respective meanings set forth therein, unless otherwise defined herein.

       We have examined the originals, or certified, conformed or reproduction copies, of all records, agreements, instruments and documents as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed, including, without limitation, (i) a power of attorney (each a "Power of Attorney" and collectively, the "Powers of Attorney"), executed and delivered by or on behalf of each of the Selling Stockholders, pursuant to which Mr. William Spier (the "Attorney-in-Fact") is appointed attorney-in-fact for the Selling Stockholders, (ii) a custody agreement (the "Custody Agreement") between the Attorney-in-Fact individually and on behalf of each of the Selling Stockholders and Continental Stock Transfer & Trust Company, as custodian (the "Custodian"), and (iii) the Underwriting Agreement. In all such examinations, we have assumed that all natural persons executing documents have the legal capacity to execute and deliver those documents. In addition, in all such examinations, we have assumed the genuineness of all signatures, the authenticity of all original or certified copies and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies. We have also assumed for purposes of the opinions expressed herein that the Custodian has the power to enter into and perform the Custody Agreement and that such agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, the Custodian. As to various questions of fact relevant to the opinions expressed herein, we have relied upon and assume the accuracy of the representations and warranties of each Selling Stockholder contained in the Underwriting Agreement, his, her or its Power of Attorney or the Custody Agreement, and of certificates and oral or written statements and other information of or from public officials, representatives of the Company, the Selling Stockholders, and others, and assume compliance on the part of all parties to the Underwriting Agreement and the Custody Agreement with the covenants and agreements contained therein.

       For purposes of the opinions expressed below, we have, with your permission, further assumed that:

              [(a) Each of the Powers of Attorney, the Custody Agreement and the Underwriting Agreement, executed by or on behalf of a Selling Stockholder, has been duly authorized by all necessary corporate, partnership of other action by each Selling Stockholder;

              (b)] the opinion expressed in paragraph (v) below is governed solely by the provisions of Article 8 of the Uniform Commercial Code as currently in effect in the State of New York.

       Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

              (i) The Powers of Attorney, and the Custody Agreement have been duly executed and delivered by or on behalf of each Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally and (ii) general principles of equity (whether considered in a proceeding at law or in equity).

              (ii) The Underwriting Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder.

              (iii) The execution and delivery of the Underwriting Agreement, the Powers of Attorney and the Custody Agreement by or on behalf of each Selling Stockholder and the sale of the Shares to be sold by each Selling Stockholder pursuant to the Underwriting Agreement and the compliance by each Selling Stockholder with all of the provisions of the Underwriting Agreement, the Power of Attorney and the Custody Agreement applicable to him, her, or it will not result in a breach or violation of any terms or provisions of, or constitute a default under, any law or present regulation of any governmental agency or authority of the State of New York or the United States of America known to us to be applicable to such Selling Stockholder (except that we express no opinion as to (A) the Act and the Rules and Regulations thereunder, (B) the anti-fraud provisions of any federal securities law of the United States and (C) the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares), provided that the foregoing opinion is limited to such laws which, in our experience, are normally applicable to public offerings of securities of the type contemplated by this Agreement.

              (iv) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body of the United States of America or the State of New York is required for the consummation by each Selling Stockholder of the sale of the Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement (except that we express no opinion as to any consent, approval, authorization, order, filing, registration or qualification which may be required under the Act and the Rules and Regulation or state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters), provided that the foregoing opinion is limited to such consents, approvals, authorizations, orders, filings, registrations or qualifications which, in our experience, are normally applicable to public offerings of securities of the type contemplated by this Agreement.

              (v) Assuming that the Underwriters purchase the Shares to be delivered at the Closing Date for value and without notice of any adverse claim as such term is used in Section 8-102 of the Uniform Commercial Code as currently in effect in the State of New York, the delivery of certificates representing such Shares either registered in the name of the Underwriters or effectively endorsed to the Underwriters or in blank will pass to the Underwriters all rights that the transferor has in such Shares, free and clear of all adverse claims.

       The opinions expressed herein are limited to the federal law of the United States of America and the internal laws of the State of New York and, to the extent relevant hereto, the General Corporation Law of the State of Delaware, as currently in effect.

       The opinions expressed herein are solely for your benefit and may not be relied upon in any manner or for any purpose by any other person and may not be quoted in whole or in part without our prior written consent.


                                    Very truly yours,

                                    FRIED, FRANK, HARRIS, SHRIVER & JACOBSON


                                    By:
                                        ----------------------------------



                                       3